SUPPLEMENT DATED SEPTEMBER 8, 2006

TO

PROSPECTUS DATED MAY 1, 2006

FOR

FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

Effective November 3, 2006, DWS Dreman Small Cap Value VIP will change its name to DWS Dreman Small Mid Cap Value VIP and will also change its investment strategy. The strategy will be as follows: Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. The portfolio defines small companies as those that are similar in market value to those in the Russell 2000 Value Index (as of June 30, 2006, the Russell 2000 Value Index had a median market capitalization of $602 million). The portfolio defines mid-size companies as those that are similar in market value to those in the Russell Midcap Value Index (as of June 30, 2006, the Russell Midcap Value Index had a median market capitalization of $3.84 billion.) The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of each Index.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.